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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of Horizon/CMS Healthcare Corporation to be filed January 11, 1996 of our report dated August 10, 1993, with respect to the financial statements of Continental Medical Systems, Inc. for the year ended June 30, 1993 (which financial statements are not presented separately herein). We also consent to the reference to us under the heading "Experts."

                                                 /s/ PRICE WATERHOUSE LLP

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                                                   Price Waterhouse LLP

Philadelphia, Pennsylvania
January 11, 1996